[GRAPHIC OMITTED]
OPPENHEIMER
TREMONT OPPORTUNITY
FUND LLC

                                                                  SEMIANNUAL
                                                                    REPORT
                                                              SEPTEMBER 30, 2002


INVESTMENT STRATEGY DISCUSSION
FINANCIAL STATEMENTS




[GRAPHIC OMITTED]  OPPENHEIMERFUNDS(R)
                   THE RIGHT WAY TO INVEST

TABLE OF CONTENTS
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SEPTEMBER 30, 2002 SEMIANNUAL REPORT
OPPENHEIMER TREMONT OPPORTUNITY FUND LLC




Investment Strategy Discussion                                             2





Financial Statements


         Statement of Assets, Liabilities and Member's Capital             7


         Statement of Operations                                           8


         Statement of Changes in Member's Capital                          9


         Statement of Cash Flows                                          10


         Notes to Financial Statements                                    11



                   1 Oppenheimer Tremont Opportunity Fund LLC

INVESTMENT STRATEGY DISCUSSION WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------


SEPTEMBER 30, 2002 SEMIANNUAL REPORT
OPPENHEIMER TREMONT OPPORTUNITY FUND LLC


"I'M NOT AS WORRIED ABOUT THE RETURN ON MY PRINCIPAL AS THE RETURN OF MY PRINCIPAL."

The above paraphrasing of a Will Rogers' quote seems fitting for the kickoff of this semiannual report. The equity markets were at full hurricane force for the last six-month period ended September 30, 2002. Everywhere you looked, the equity landscape was littered with double-digit losses. It was the worst quarter for the S&P 500 Index(1) in 15 years, and it was the worst six-month period for the Index in 28 years. For the quarter ended September 30, the S&P 500 Index(1) lost 17.28% and for the six-month period ending September 30, it was off 28.36%. The Dow Jones Industrial Average Index(2) results were almost as bad during this period posting a six-month loss of 26.47%. The current bear market has seen a correction of nearly 50% from March 2000 high for the S&P 500 Index(1); and, at over 930 days in duration, it is fast approaching being one of the longest and deepest bear markets on record. However, in each of the few times since 1960 that the implied risk premium has reached current levels, it marked the end of a vicious bear market decline (1962, 1974, 1983 and 1987). Hopefully this will be the case in 2003.

While the equity markets around the world made new lows, bond investors continued to be among the only people on Wall Street who made money this past six-month period. The 100 basis point drop in the ten-year Treasury rate during the three-month period ending September 30, 2002 was exceeded in only three other quarters, all during the 1980s when the Federal Reserve Bank was aggressively easing policy. Given the feeble global economic environment, the volatile stock market, high profile corporate malfeasance, credit quality deterioration and defaults, and all of the anxieties over terrorism and war, the default risk-free properties of the Treasury market have climbed to the top of investor priorities, and prompted the flight to quality. The Lehman Aggregate Bond Index(3) gained 4.59% for the quarter, while the Lehman U.S. Government Bond Index(4) gained 6.66% and the Lehman U.S. Credit Index(5) returned 4.49% for the period. For the six-month period, the Lehman Aggregate Bond Index(3) has risen 8.46%, while the Government and Credit components gained 11.39% and 7.51%, respectively, for the six months.

Despite this tumultuous environment, we are pleased with the performance and low volatility of the Oppenheimer Tremont Opportunity Fund LLC, given the relative performance of the markets. While posting a slight decline of 0.93% for the third quarter, the Fund has gained 0.53% for the six-month period, excluding sales charges. Since the fund's inception on January 2, 2002 through September 30, 2002, Oppenheimer Tremont Opportunity Fund LLC has achieved a cumulative total return without sales charges of 1.75%.

A discussion of the various strategies within the Oppenheimer Tremont Opportunity Fund LLC follows.


                   2 Oppenheimer Tremont Opportunity Fund LLC

STRATEGY:  CONVERTIBLE ARBITRAGE

At September 30, approximately 9% of the Fund was allocated to convertible arbitrage strategies. The two managers within this allocation, with different investment styles and approaches each posted solid gains for the six-month period, far out pacing the CSFB/Tremont Convertible Arbitrage Index(6), which returned 1.50% for this period. The convertible market was extremely volatile during the early part of 2002, especially in July; however, it gradually improved over the next two months, and ultimately finished slightly positive for the quarter and six-month period. During 2002, convertible arbitrage managers have been impacted by the swings in corporate credit spreads and equity volatility at different points in time.

The domino effect triggered by WorldCom's well-publicized announcement of exaggerated earnings in June continued well into July, adversely affecting both the equity and credit markets. Despite the spectacular rise in equity market volatility, the flight to quality was simply too overwhelming. Thus credit spreads, particularly in the non-investment grade issues, widened to unprecedented levels. Bond floors dropped drastically, hurting all convertible arbitrage managers indiscriminately.

Overall, it was a volatile period for the convertible arbitrage strategy; however, the fact that the third quarter ended on such a positive tone brings a sense of optimism and momentum heading into the fourth quarter and beyond.


STRATEGY:  EQUITY MARKET NEUTRAL

At September 30, approximately 6% of the Fund was allocated to one market neutral manager. This manager posted a solid gain for the six-month period, in line with the CSFB/Tremont Equity Market Neutral Index(6), which returned 4.79% for this period.

The six-month period was a very poor environment for statistical arbitrage funds as trends were quick and violent. July and September were particularly difficult as the equity markets sold-off indiscriminately. Each month during this period differed in trends, consequently the managers were whip-sawed.

Fundamental equity market neutral managers were more successful in implementing their strategies. These managers identify securities that are mis-valued relative to their fundamental factors. As the equity markets sold-off and investors rotated out of sectors and investment styles, fundamental managers were able to profit by correctly recognizing market sentiment and riding momentum. They were able to under and overweight their fundamental factors accordingly to capture the themes across the equity markets. For the most part, they were able to tweak their models effectively.

Year-to-date, fundamental equity market neutral managers have outperformed their statistical arbitrage peers. Irrational investor sentiment coupled with systematic events should theoretically create opportunities for prices to return to normal, though, we are not able to predict when the price reversal will occur. Mean reverting behavior is most prevalent during periods of high stock specific volatility, trading volume and liquidity in a stable environment. Obviously, this does not accurately describe 2002.


                   3 Oppenheimer Tremont Opportunity Fund LLC

STRATEGY:  EVENT DRIVEN

At September 30, approximately 37% of the Fund was allocated to event driven strategies. This allocation to seven managers with different investment styles and approaches to this sector had mixed results and posted, as a group, for the six-month period a slight gain. This far outpaced the CSFB/Tremont Event Driven Index(6), which declined 5.07% for the period. This index includes merger arbitrage and other event driven sectors, including distressed and high yield securities. The CSFB/Tremont Event Driven Index(6) has been dominated by the asset flows and performance of the distressed/high yield sector for most of the past two years.

The period got off to a traumatic start as the credit markets sold off indiscriminately. The WorldCom accounting scandal, which became public in June, continued to release its fury on the credit markets through July. The losses in July were broad based, as investors fled to quality. This environment was extremely frustrating for distressed/high yield managers as strong company fundamentals were ignored in the massive sell-off. The markets were especially unforgiving to the technology, telecommunications, transportation and utility sectors. Wall Street's high yield and distressed research has become widely available, increasing the efficiency of those markets. There are even hints of bank debt trading in a formal secondary market. The "edge" lies with a manager's ability to see the whole picture from every angle, from beginning to end, as well as to conduct proprietary analysis. Investors must be extremely vigilant to invest with those who can "cherry-pick" the right situations and are compelled by the underlying opportunity in a specific situation, not just the opportunity created by a high default rate.

Unfortunately, the environment for risk arbitrage continues to be dismal. Spreads are extremely tight and mergers and acquisitions activity remains feeble with mediocre deal quality.

There were only a small number of mergers announced during the six-month period ended September 30. Although there were a few attractive transactions yielding decent spreads, managers remained significantly under-invested due to their lack of ability to diversify.


STRATEGY:  FIXED INCOME ARBITRAGE

At September 30, approximately 5% of the Fund was allocated to one fixed income arbitrage manager. This manager posted a solid gain for the six-month period, outperforming the CSFB/Tremont Fixed Income Arbitrage Index(6), which returned 4.69% for this period, by more than 150 basis points.

Over the period, a lack of confidence in equities, concerns about a potential war with Iraq, and news of Fannie Mae's duration gap sent jittery investors stampeding for the safety of U.S. government bonds. While advantageous for long-only fixed income investors, the persistent rally in Treasuries created problems late in the third quarter for some fixed income arbitrage managers who either hedged spread positions by shorting Treasuries or entered into relative value positions against them.


                   4 Oppenheimer Tremont Opportunity Fund LLC

STRATEGY:  GLOBAL MACRO

At September 30, approximately 10% of the Fund was allocated to global macro strategies. This allocation to two managers with different investment styles and approaches to this sector posted gains for the six-month period, in line with the CSFB/Tremont Global Macro Index(6), which returned 8.29% for the period. Global macro continues to be one of the best performing sectors in the hedge fund universe.

During the last six months, global macro managers benefited from the flexibility to play in both the equity and fixed income markets. Recently, the two markets in the U.S. and in Europe have been trading inversely. As stocks sold-off, bonds rallied. Global macro managers profited from shorting stocks and purchasing government bonds.

Currency trades, which had been large contributors to performance in the second quarter, were a much smaller percentage of returns as the dramatic decline in the U.S. dollar versus the yen and euro came to a halt. The dollar recovered somewhat against the yen while maintaining its value versus the euro.

Global macro managers thrive when they can identify long-term trends. There are two environments that present difficulties: periods when there are no significant moves, and periods in which there is a great deal of uncertainty and market sentiment constantly fluctuates. The former is challenging because such atmospheres provide few opportunities and leads to many false starts. The latter environment, though potentially very profitable, is difficult because positions may be "stopped-out" as sentiment vacillates rapidly. These obstacles are partly offset by global macro managers' ability to trade a variety of products in a multitude of markets. Therefore, they can choose the best markets in which to execute their view and pick the "bets" they want to make.


STRATEGY:  LONG/SHORT EQUITY

At September 30, approximately 33% of the Fund was allocated to long/short equity strategies. This allocation to seven managers with different investment styles and approaches to this sector had mixed results, but as a group posted positive results, which far outpaced the CSFB/Tremont Long/Short Equity Index(6) results of negative 2.31% for the six-month period. However, long/short equity hedge funds significantly outperformed the major U.S. and international equity indices for the quarter and six-month periods.

During the six-month period, equity markets fluctuated drastically and market sentiment tended to swing like a pendulum. This tumultuous environment was difficult to navigate. Macro factors did not provide much guidance.

During the first part of the period, accounting fraud was the big hype and the equity markets reacted to even the slightest hint of management deception. By the end of the period, not only was the fear of war with Iraq looming on investors' minds, but also, monthly reported economic data revealed mixed signals for a recovery, leading to other challenges when making investment decisions. Unfortunately, company specific factors, such as a lack of earnings visibility, complicated matters for managers.


                   5 Oppenheimer Tremont Opportunity Fund LLC

Overall, we are pleased with the results of the Oppenheimer Tremont Opportunity Fund LLC, as the managers not only were able to protect capital in this volatile market environment, but also were able to produce a modest gain.


--------------------------------------------------------------------------------
Footnotes (Index Definitions)

1. S&P 500 INDEX: Standard & Poor's 500 Index is a capitalization-weighted index of the most widely recognized 500 publicly traded stocks in the U.S. The Index includes 400 industrial stocks, 40 financial stocks, 40 utility stocks, and 20 transpiration stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries

2.DOW JONES INDUSTRIAL AVERAGE: A price-weighted average of 30 actively traded blue-chip stocks, primarily industrials including, stocks that trade on the New York Stock Exchange.

3. LEHMAN AGGREGATE BOND INDEX: The Lehman Brothers U.S. Aggregate Index represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investments grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

4. LEHMAN U.S. GOVERNMENT BOND INDEX: This index is the U.S. Government component of the U.S. Government/Credit index. The index is comprised of securities issued by the U.S. Government.

5. LEHMAN U.S. CREDIT INDEX: This index is the U.S. Credit component of the U.S. Government/Credit index. It is comprised of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

6. CSFB/TREMONT HEDGE FUND INDICES: The CSFB/Tremont Hedge Fund Index is an asset-weighted index of hedge funds that is constructed using an entirely rules-based methodology. The index is broadly diversified- encompassing 383 funds across nine style-based sectors- to be representative of the entire hedge fund industry.


                   6 Oppenheimer Tremont Opportunity Fund LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL UNAUDITED
--------------------------------------------------------------------------------


OPPENHEIMER TREMONT OPPORTUNITY FUND LLC


                                                                      SEPTEMBER 30, 2002
                                                                     --------------------
ASSETS

Investments in investment funds, at value (cost $27,405,000)            $  28,459,719
Cash and cash equivalents                                                   1,779,603
Other assets                                                                    2,815
                                                                     ------------------

TOTAL ASSETS                                                               30,242,137
                                                                     ------------------

LIABILITIES

Management fee                                                                 59,775
Accounting and investor processing fees                                        21,953
Professional fees                                                              19,849
Offering costs                                                                 12,631
Administration fee                                                             12,456
Printing fees                                                                   9,946
Board of Managers' fees and expenses                                            5,513
Investor servicing fees                                                         4,870
Miscellaneous                                                                   4,063
                                                                     ------------------

TOTAL LIABILITIES                                                             151,056
                                                                     ------------------

NET ASSETS                                                              $  30,091,081
                                                                     ==================

MEMBERS' CAPITAL

Represented by:
Net capital contributions                                               $  29,036,362
Accumulated net unrealized appreciation on investments                      1,054,719
                                                                     ------------------

TOTAL MEMBERS' CAPITAL                                                  $  30,091,081
                                                                      =================


The accompanying notes are an integral part of these financial statements.


                   7 Oppenheimer Tremont Opportunity Fund LLC

STATEMENT OF OPERATIONS UNAUDITED
--------------------------------------------------------------------------------

OPPENHEIMER TREMONT OPPORTUNITY FUND LLC

                                                              SIX MONTHS ENDED
                                                             SEPTEMBER 30, 2002
                                                            --------------------

INVESTMENT INCOME
    Dividends                                                    $     9,007
                                                            --------------------
EXPENSES
    Management fee                                                   170,751
    Administration fee                                                35,581
    Accounting and investor processing fees                           22,803
    Professional fees                                                 19,500
    Board of Managers' fees and expenses                              16,000
    Insurance fee                                                     13,209
    Investor servicing fees                                            6,915
    Miscellaneous                                                     11,984
                                                            --------------------

TOTAL EXPENSES                                                       296,743
                                                            --------------------

NET INVESTMENT LOSS                                                 (287,736)
                                                            --------------------

CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS                 592,472
NET REALIZED LOSS ON INVESTMENTS                                    (183,788)
                                                            --------------------

INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS             $   120,948
                                                            ====================



The accompanying notes are an integral part of these financial statements.


                   8 Oppenheimer Tremont Opportunity Fund LLC

STATEMENT OF CHANGES IN MEMBERS' CAPITAL UNAUDITED
--------------------------------------------------------------------------------


OPPENHEIMER TREMONT OPPORTUNITY FUND LLC

                                                                                        PERIOD FROM
                                                                                      JANUARY 2, 2002
                                                              SIX MONTHS ENDED         (COMMENCEMENT
                                                             SEPTEMBER 30, 2002      OF OPERATIONS) TO
                                                                 (UNAUDITED)          MARCH 31, 2002
                                                          --------------------------------------------

FROM OPERATIONS
    Net investment loss                                      $   (287,736)            $    (155,482)
    Change in net unrealized appreciation on
          investments                                             592,472                   462,247
    Net realized loss on investments                             (183,788)                       --
                                                          --------------------------------------------

INCREASE IN MEMBERS' CAPITAL DERIVED
    FROM OPERATIONS                                               120,948                   306,765
                                                          --------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS

    Proceeds from Adviser subscriptions (net of offering
         costs of $311,650)                                            --                24,190,427
    Proceeds from Investment Manager subscriptions                     --                   500,042
    Proceeds from Member subscriptions                          4,161,648                   711,251
                                                          --------------------------------------------

INCREASE IN MEMBERS' CAPITAL
    DERIVED FROM CAPITAL TRANSACTIONS                           4,161,648                25,401,720


MEMBERS' CAPITAL AT BEGINNING OF PERIOD                        25,808,485                   100,000*
                                                          --------------------------------------------

MEMBERS' CAPITAL AT END OF PERIOD                            $ 30,091,081             $  25,808,485
                                                          ============================================

*The Fund was initially capitalized with $100,000 of capital on November 14, 2001.


The accompanying notes are an integral part of these financial statements.


                        9 Oppenheimer Tremont Opportunity Fund LLC

STATEMENT OF CASH FLOWS UNAUDITED
--------------------------------------------------------------------------------


OPPENHEIMER TREMONT OPPORTUNITY FUND LLC

                                                                                     SIX MONTHS ENDED
                                                                                    SEPTEMBER 30, 2002
                                                                                --------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Increase in members' capital derived from operations                           $         120,948
     Adjustments to reconcile net increase in members' capital derived from operations to net cash used in operating activities:
           Purchases of investments                                                       (3,750,000)
           Increase in net unrealized appreciation on investments                           (592,472)
           Decrease in professional fees payable                                             (10,151)
           Decrease in offering costs payable                                                 (5,845)
           Decrease in printing fees payable                                                     (54)
           Increase in administration fee payable                                               1,787
           Increase in miscellaneous fees payable                                               2,889
           Increase in Board of Managers' fees and expenses payable                             3,838
           Increase in investor servicing fees payable                                          4,719
           Decrease in other assets                                                             8,299
           Increase in management fee payable                                                   8,574
           Increase in accounting and investor processing fees payable                         15,781
           Realized loss on sales of investments                                              183,788
           Proceeds on sales of investments                                                 1,061,212
                                                                                -------------------------
NET CASH USED IN OPERATING ACTIVITIES                                                     (2,946,687)

CASH FLOWS FROM FINANCING ACTIVITIES
     Net capital contributions                                                              4,161,648
                                                                                -------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                   4,161,648

NET CHANGE IN CASH AND CASH EQUIVALENTS                                                     1,214,961
     Cash and cash equivalents at beginning of period                                         564,642
                                                                               ------------------------------
     Cash and cash equivalents at end of period                                     $       1,779,603
                                                                               ==============================


The accompanying notes are an integral part of these financial statements.


                       10 Oppenheimer Tremont Opportunity Fund LLC

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2002 UNAUDITED
--------------------------------------------------------------------------------


OPPENHEIMER TREMONT OPPORTUNITY FUND LLC

1.   ORGANIZATION

     Oppenheimer Tremont Opportunity Fund, LLC (the "Fund") was organized as a Delaware limited liability company on October 3, 2001. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to generate consistently absolute returns over various market cycles. The Fund seeks to achieve this objective by allocating its assets for investment primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers employing a wide range of specialized investment strategies. The Fund will allocate its assets dynamically among a variety of alternative investment strategies that each individually offer the potential for attractive investment returns and are expected to blend together within the Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets. The Fund commenced operations on January 2, 2002.

     The Fund's Board of Managers (the "Board") provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are independent with respect to the Fund.

     OppenheimerFunds, Inc. (the "Adviser"), serves as the investment adviser of the Fund subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services. Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

     The Adviser is an indirect wholly-owned subsidiary of MassMutual Financial Group, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser's and Investment Manager's capital account balances at September 30, 2002 were $24,717,904 and $508,842, respectively.

     Generally, initial and additional applications for interests by eligible investors may be accepted as of the first day of each month based on the Fund's net asset value, less offering costs. The Fund reserves the right to reject any applications for interests in the Fund. The Fund from time to time may offer to repurchase outstanding interests based on the Fund's net asset value pursuant to written tenders from Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase interests, twice each year, as of the last business day of March and September. A redemption fee of 1.00% of the net asset value of an interest repurchased by the Fund will apply if the interest is repurchased less than one year after the Member's initial investment in the Fund. A Member's interest in the Fund can only be transferred or assigned with the written consent of the Board, which may be withheld in its sole and absolute discretion.


                       11 Oppenheimer Tremont Opportunity Fund LLC

2.   SIGNIFICANT ACCOUNTING POLICIES

     A.  PORTFOLIO VALUATION
     The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

     The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund's financial statements.

     Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost.

     B.  INCOME RECOGNITION
     Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis.

     C.  FUND COSTS
     The Fund will bear all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; offering costs; due diligence, including travel and related expenses; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. Offering costs are charged to capital as incurred.

     The Adviser assumed all offering costs associated with the initial registration and offering of interests by way of a special allocation of such costs directly to the capital account of the Adviser. In addition, the Adviser assumed all organizational expenses directly at the time of the seeding of the Fund.

     D.  INCOME TAXES
     No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

     In accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, "Audits of Investment Companies", the Fund reclassified $443,218 from accumulated net investment loss and $183,788 from accumulated net realized loss to net capital contributions. This reclassification was to reflect, as an adjustment to net capital contributions, the amounts of taxable income or loss that have been allocated to the Fund's Members and had no effect on net assets.

     E.  CASH AND CASH EQUIVALENTS
     Cash and cash equivalents consist of monies invested in money market funds sponsored by Blackrock Institutional Management Corporation, an affiliate of PNC Bank, N.A., and are accounted for at net asset value. Dividends receivable from such funds are included in other assets on the Statement of Assets, Liabilities and Members' Capital. The Fund treats all financial instruments that mature within three months as cash equivalents.


                  12 Oppenheimer Tremont Opportunity Fund LLC

     F.  USE OF ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.   MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

     The Adviser provides certain management and administration services to the Fund, including, among other things, providing office space and other support services. In consideration for such management services, the Fund pays the Adviser a monthly management fee (the "Management Fee") at an annual rate of 1.20% of the Fund's net assets determined as of the last day of the month (before any repurchases of Interests or Incentive Allocation). The Adviser pays 50% of its fee to the Investment Manager. In consideration for such administration services, the Fund pays the Adviser a monthly administration fee at an annual rate of 0.25% of the Fund's net assets determined as of the last day of the month (before any repurchases of Interests or Incentive Allocation and the Management Fee).

     Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members as of the last day of each fiscal period in accordance with the Members' respective investment percentages for the fiscal period. The Investment Manager has been designated by the Adviser as the Special Advisory Member and is entitled to receive a performance-based allocation (the " Incentive Allocation") equal to 10% of net profits, if any, in excess of the "Preferred Return". The Preferred Return is an amount determined by applying an annual percentage rate of 8% to the capital account balance of each Member as of the beginning of the fiscal period. The Incentive Allocation will apply only to net profits for the applicable fiscal period that exceed both: (i) the Preferred Return for the fiscal period; and (ii) any balance in a "Loss Recovery Account," as defined in the Fund's registration statement, established for each Member. A Special Advisory Account has been established by the Fund for crediting any Incentive Allocation due to the Special Advisory Member. The Incentive Allocation will be debited from each Member's capital account and credited to the Special Advisory Account. Generally, the Incentive Allocation will be made as of the end of each calendar year, effective December 31, 2002, and upon the repurchase of any Member's Interest (or portion thereof). For the six months ended September 30, 2002, there was no Incentive Allocation earned.

     Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer of $5,333 plus a fee for each meeting attended. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. Total amounts expensed related to Board members by the Fund for the six months ended September 30, 2002 were $16,000.

     PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Fund's assets and provides custodial services for the Fund.

     PFPC Inc. (also an affiliate of PNC Bank, N.A.) serves as accounting and investor processing agent to the Fund and in that capacity provides accounting, tax and Member related services. PFPC Inc. receives a monthly fee primarily based upon the average net assets of the Fund, subject to a minimum monthly fee. Additionally, the Fund reimburses all reasonable out of pocket expenses incurred by PFPC Inc.


                  13 Oppenheimer Tremont Opportunity Fund LLC

3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

     Under the terms of an investor servicing agreement (the "Investor Servicing Agreement") between the Fund and OppenheimerFunds Distributor, Inc. (the "Distributor"), the Distributor is authorized to retain brokers, dealers and certain financial advisers ("Investor Service Providers") to provide ongoing investor services and account maintenance services to Members that are their customers. Under the Investor Servicing Agreement, the Fund pays a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee is paid quarterly and, with respect to each Investor Service Provider, shall not exceed the lesser of: (i) .50% (on an annualized basis) of the aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests or Incentive Allocation and the Management Fee); or (ii) the Distributor's actual payments to the Investor Service Provider. The Distributor is entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers.

4.   SECURITIES TRANSACTIONS

     Aggregate purchases and sales of Investment Funds for the six months ended September 30, 2002, amounted to $3,750,000, and $1,061,212, respectively.

     At September 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2002, accumulated net unrealized appreciation on investments was $1,054,719 consisting of $1,472,363 gross unrealized appreciation and $417,644 gross unrealized depreciation.

5.   INVESTMENTS IN INVESTMENT FUNDS

     As of September 30, 2002, the Fund had investments in Investment Funds, none of which were related parties. The Fund's investments at September 30, 2002 are summarized below based on the investment objective of each specific Investment Fund.



     INVESTMENT OBJECTIVE                                         COST                  VALUE
     --------------------                                         ----                  -----
     Convertible Arbitrage                                 $    2,442,000        $     2,568,558
     Equity Market Neutral                                      1,495,000              1,699,737
     Event Driven                                              10,618,000             10,606,245
     Fixed Income Arbitrage                                     1,245,000              1,323,068
     Global Macro                                               2,490,000              2,785,630
     Long/Short Equity                                          9,115,000              9,476,481

     TOTAL                                                $    27,405,000         $   28,459,719
                                                       =============================================


                  14 Oppenheimer Tremond Opportunity Fund LLC

     The following table lists the Fund's investments in Investment Funds as of September 30, 2002. The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of net assets and performance incentive fees or allocations of 20% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to one year from initial investment. Detailed information about the Investment Funds' portfolios is not available.

                                                        UNREALIZED
                                                       APPRECIATION                   % OF
                                                      (DEPRECIATION)                 MEMBERS'
INVESTMENT FUND                             COST      ON INVESTMENTS      VALUE      CAPITAL      LIQUIDITY
---------------                             ----      --------------      -----      -------      ---------
Amaranth Partners, LLC                    $1,992,000         $66,300    $2,058,300    6.84%       Quarterly
AQR Global Stock Selection
   Institutional Fund,  L.P.               1,495,000         204,737     1,699,737    5.65%       Quarterly
Arbitex Partners, L.P.                     1,096,000          77,350     1,173,350    3.90%         Monthly
Atticus Global L.P.                          996,000       (126,630)       869,370    2.89%        Annually
Avenue Investments, L.P.                   1,621,000          44,664     1,665,664    5.53%        Annually
                                                                                                    Semi-
Cerberus Partners, L.P.                    1,450,000         (6,960)     1,443,040    4.80%        Annually
Clairborne Capital Partners
   Institutional, L.P.                     1,245,000        (95,131)     1,149,869    3.82%       Quarterly
Coatue Partners, L.P.                      1,245,000         161,766     1,406,766    4.67%       Quarterly
CRM Roaring Brook Fund, L.P.               1,245,000       (150,848)     1,094,152    3.64%       Quarterly
Epoch Capital Partners, L.P.               1,245,000         222,625     1,467,625    4.88%       Annually
Ericott Partners, L.P.                       996,000          16,930     1,012,930    3.37%        Monthly
                                                                                                    Semi-
Golden Tree High Yield Partners, L.P.      1,571,000        (27,078)     1,543,922    5.13%        Annually
HELIX Convertible Opportunities, L.P.      1,346,000          49,208     1,395,208    4.64%        Monthly
Hornet Fund, LP                            1,245,000          62,072     1,307,072    4.34%       Quarterly
                                                                                                    Semi-
Lazard European Opportunities, L.P.        1,245,000         353,943     1,598,943    5.31%        Annually
Oak Hill CCF Partners, L.P.                1,245,000          78,068     1,323,068    4.40%       Quarterly
Sagamore Hill Partners, L.P.               1,992,000          21,019     2,013,019    6.69%       Quarterly
Tremblant Partners, LP                     1,645,000          40,676     1,685,676    5.60%       Quarterly
Vega Global Fund Limited                   1,245,000          73,005     1,318,005    4.38%         Monthly
Whitney New Japan Partners, L.P.           1,245,000        (10,997)     1,234,003    4.10%       Quarterly
                                        ------------------------------------------------------
TOTAL                                    $27,405,000      $1,054,719   $28,459,719   94.58%

OTHER ASSETS, LESS LIABILITIES                                           1,631,362    5.42%
                                                                      -------------------------


MEMBERS' CAPITAL                                                      $ 30,091,081   100.00%
                                                                     ===========================


                  15 Oppenheimer Tremont Opportunity Fund LLC

6.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Fund.

7.   FINANCIAL HIGHLIGHTS

     The following represents the ratios to average net assets and other supplemental information for the period indicated:


                                                                                                 PERIOD FROM
                                                                                                 JANUARY 2, 2002
                                                                    SIX MONTHS ENDED           (COMMENCEMENT OF
                                                                    SEPTEMBER 30, 2002          OPERATIONS( TO
                                                                       (UNAUDITED)              MARCH 31, 2002
                                                                    -----------------           ----------------
     Ratio of net investment loss to average net assets                  -2.05%*                      -2.45%*
     Ratio of expenses to average net assets                              2.12%*                       2.48%*
     Total return                                                         0.53%**                      1.24%**
     Net asset value at end of period                                   $30,091,081                 $25,808,485

     *  Annualized.
     ** Total return assumes a purchase of an interest in the Fund on the first day and a sale of that same interest on the last day of the period noted, after Incentive Allocation to the Special Advisory Member, if any, and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.

8.   SUBSEQUENT EVENTS

     Effective October 1, 2002 the Fund received initial contributions from Members of approximately $295,221 and additional contributions of $48,758.

     The Board has approved the Fund to offer to repurchase interests as of December 31, 2002.


                  16 Oppenheimer Tremont Opportunity Fund LLC

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 498 Seventh Avenue, New York, NY 10018
(C)Copyright 2002, OppenheimerFunds Distributor Inc. All rights reserved.
RS0372.001.1102     November 27, 2002



[GRAPHIC OMITTED]   OPPENHEIMERFUNDS(R)
                      DISTRIBUTOR, INC.